SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2003

BioReliance Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-22879	52-1541583
(Commission File Number)	(IRS Employer Identification No.)

14920 Broschart Road Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

Registrant’s telephone number, including area code: (301) 738-1000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events

On March 5, 2003, BioReliance Corporation, a Delaware corporation (the “Company”) issued a press release announcing a stock repurchase program contemplating the repurchase by the Company of up to 500,000 shares of its common stock. The press release is filed as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release issued March 5, 2003

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIORELIANCE CORPORATION

	By:	/s/ John L. Coker John L. Coker Vice President, Finance and Administrative & Chief Financial Officer

Date: March 6, 2003

3